SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): February 25, 2002

                      SIMON TRANSPORTATION SERVICES INC.

             (Exact name of registrant as specified in its charter)

                        Commission File Number 0-27208




          NEVADA                                              87-0545608
(State or other Jurisdiction                             (IRS Employer ID No.)
     of Incorporation)


5175 West 2100 South, West Valley City,  Utah                    84120
  (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's Telephone Number (including area code): (801) 924-7000



ITEM 3. Bankruptcy or Receivership.

On February 25, 2002, Simon Transportation Services Inc. (the "Company") and its subsidiary (together, the "Debtors") each filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Utah, Central Division ("Bankruptcy Court") (Case Nos. 02-22906 and 02-22907). The Debtors manage, and will continue to manage, their properties and operate their businesses as "debtors in possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

The attached press releases describe the Company's plans during the reorganization period, including completing the reorganization through a sale of assets on an expedited basis, and the granting of certain "first day orders."


ITEM 7.  Financial Statements and Exhibits.

(c) Exhibits.

99.1 Press Release of the Company dated February 25, 2002
99.2 Press Release of the Company dated February 26, 2002



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                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIMON TRANSPORTATION SERVICES INC.




Date: March 1, 2002
-----------------------------------

Jon Isaacson, Chief Executive Officer